Exhibit 10.39

December 29, 2005

Del Laboratories, Inc.

178 EAB Plaza

P.O. Box 9357

Uniondale, NY 11553-9357

Wells Fargo Bank, N.A.

Corporate Trust Services

213 Court Street, Suite 703

Middletown, CT 06467

Attention: Joseph P. O’Donnell

Ladies and Gentlemen:

Reference is hereby made to the (a) Intercreditor Agreement, dated as of October 28, 2005 (as heretofore amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Del Laboratories, Inc., the other Grantors from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent under the Initial Credit Agreement and as Credit Facility Collateral Agent and Wells Fargo Bank, National Association, as Trustee and Note Collateral Agent, (b) Credit Agreement, dated as of October 28, 2005 (as heretofore amended, supplemented or otherwise modified from time to time, the “Initial Credit Agreement”), among DLI Holding II Corp., Del Laboratories, Inc., the several banks and other financial institutions or entities from time to time parties thereto, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders thereunder and (c) Credit Agreement, dated as of December 28, 2005 (as heretofore amended, supplemented or otherwise modified from time to time, the “New Credit Agreement”), among DLI Holding II Corp., Del Laboratories, Inc., the several banks and other financial institutions or entities from time to time parties thereto, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders thereunder. All capitalized terms used herein that are defined in the Intercreditor Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Intercreditor Agreement.

This letter confirms that (i) the New Credit Agreement is the Permanent ABL Facility as defined in the Intercreditor Agreement, (ii) the Initial Credit Agreement has been refinanced under the Permanent ABL Facility, (iii) the Permanent ABL Facility includes, among other things, a Lien Sharing and Priority Confirmation and provides for JPMorgan Chase Bank, N.A. to hold Credit Facility Liens as agent for the benefit of the holders of Credit Facility Lien Obligations and (iv) Section 3.4(c) of the Intercreditor Agreement provides that JPMorgan Chase Bank, N.A. in its capacity as such agent will concurrently and automatically succeed to the rights, powers and duties of the predecessor Credit Facility Collateral Agent under the Intercreditor Agreement, whether or not it assumes such rights, powers or duties and without any requirement of notice to or consent by any of the parties thereto. Please kindly indicate your acceptance and acknowledgement of this letter by executing the signature page below.

The provisions of Section 3 of the Intercreditor Agreement, to the extent pertaining to the agreements set forth herein or any matter or dispute arising hereunder, shall apply with like effect to such agreements.

Each of the undersigned has caused this Letter to be duly executed and delivered as of the date first above written.

DLI HOLDING II CORP.

By:	/s/ Charles J. Hinkaty
Title: President and Chief Executive Officer

DEL LABORATORIES, INC.

By:	/s/ Joseph Sinicropi
Title: Executive Vice President and Chief Financial Officer

DEL PHARMACEUTICALS, INC.

By:	/s/ Joseph Sinicropi
Title: Executive Vice President and Chief Financial Officer

DEL PROFESSIONAL PRODUCTS, INC.

By:	/s/ Joseph Sinicropi
Title: Executive Vice President and Chief Financial Officer

ROYCE & RADER, INC.

By:	/s/ Joseph Sinicropi
Title: Executive Vice President and Chief Financial Officer

565 BROAD HOLLOW REALTY CORP.

By:	/s/ Joseph Sinicropi
Title: Executive Vice President and Chief Financial Officer

PARFUMS SCHIAPARELLI, INC.

By:	/s/ Joseph Sinicropi
Title: Executive Vice President and Chief Financial Officer

Accepted and Acknowledged to as of the date first written above by:

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee and as Note Collateral Agent

By:	/s/ Joseph P. O’Donnell
Name: Joseph P. O’Donnell
Title: Vice President

Accepted and Acknowledged to as of the date first written above by:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent under the New Credit Agreement

By:	/s/ Paul J. O’Neill
Name: Paul J. O’Neill
Title: Senior Vice President